Exhibit E
Rule 24 Reporting Requirement No. 6


------------------------------------------------ --------------- -----------------------------------
    DISSOLUTIONS, STOCK OWNERSHIP CHANGES,            DATE                     REASON
        INCORPORATIONS, ETC.*
------------------------------------------------ --------------- -----------------------------------
            Previously unreported:
------------------------------------------------ --------------- -----------------------------------
Storm Lake II Power Associates LLC               Executed        Assignment of membership interest
                                                 10/22/2004      to third party as part of a
                                                 but effective   settlement of warranty claims
                                                 as of
                                                 03/22/2004
------------------------------------------------ --------------- -----------------------------------
Lake Benton Holdings LLC                         Executed        Assignment of membership interest
                                                 10/22/2004      to third party as part of a
                                                 but effective   settlement of warranty claims
                                                 as of
                                                 03/22/2004
------------------------------------------------ --------------- -----------------------------------
National Energy Production Corporation of        06/28/2004      Revoked
Canada, Ltd.
------------------------------------------------ --------------- -----------------------------------
ECT-WR-Z, L.L.C.                                 12/28/2004      Dissolved
------------------------------------------------ --------------- -----------------------------------
Alpha Investimenti S.r.l.                        12/31/2004      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Investimenti S.r.l.                        12/31/2004      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Investimenti 3 S.r.l.                      12/31/2004      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Turkey Holdings Limited                    12/31/2004      Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Turkey Holdings 1 Limited                  12/31/2004      Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Turkey Holdings 2 Limited                  12/31/2004      Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Power B.V.                                 01/24/2005      Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Cushing Oil Marketing, Inc.                03/01/2005      Forfeited
------------------------------------------------ --------------- -----------------------------------
Triveni Zond Private Limited                     03/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Latvia Limited                             03/04/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
IWECO Agios Nikolaos S.A.                        03/22/2005      Liquidated
------------------------------------------------ --------------- -----------------------------------
IWECO Neapoli Lakonias S.A.                      03/22/2005      Liquidated
------------------------------------------------ --------------- -----------------------------------
Enron Wind Hellas O&M S.A.                       03/24/2005      Liquidated
------------------------------------------------ --------------- -----------------------------------
Enron Wind Hellas C&M S.A.                       03/27/2005      Liquidated
------------------------------------------------ --------------- -----------------------------------
Gasoductos Enron de Yucatan, S.R.L. de C.V.      03/28/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------

------------------------------------------------ --------------- -----------------------------------
Reporting period 04/01/2005 - 06/30/2005:
------------------------------------------------ --------------- -----------------------------------
Enron Metals & Commodity (Peru) S.A.C.           04/01/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Tularosa LLC                                     04/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Mangas Corp.                                     04/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron MW, L.L.C.                                 04/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Roseville Energy Facility, L.L.C.                04/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------

-------------------------------
* In some cases, an associate company transferred or sold was not wholly-owned by Enron. "Abandoned" entities have no ongoing business purpose and no (or minimal) assets, and Enron will not take any further activity with respect to such entities.



                                        1


------------------------------------------------ --------------- -----------------------------------
ClickPaper.com, L.L.C.                           04/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Ecogas Holdings LLC                        04/11/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Merlin Acquisition L.P.                          04/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Capital Trust III                          04/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Field Services Corp.                       04/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Americas Limited                           04/22/2005      Reinstated following dissolution
------------------------------------------------ --------------- -----------------------------------
Zond Chile S.A.                                  04/25/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Blackbird 2 LLC                                  04/27/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Termo Generadora Puerto Suarez S.A.              04/28/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
ECT Colombia Pipeline Holdings 3 Ltd. -          04/29/2005      Abandoned
Colombian Branch
------------------------------------------------ --------------- -----------------------------------
Enron Broadband Servicios de Mexico S. de R.L.   04/29/2005      Abandoned
de C.V.
------------------------------------------------ --------------- -----------------------------------
Enron Energia de Bolivia S.R.L.                  04/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Gas Trade Servicios Ltda.                        04/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Gas Transamazonico S.A. - GASAMAZON S.A.         04/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Ingenieria y Construcciones Universal S. de      04/29/2005      Abandoned
R.L. de C.V.
------------------------------------------------ --------------- -----------------------------------
Kaman Ingenieria y Construccion, S. de R.L. de   04/29/2005      Abandoned
C.V.
------------------------------------------------ --------------- -----------------------------------
ENA CLO I Holding Company GP L.L.C.              05/02/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
JEDI  Hydrocarbon Investments III, L.L.C.        05/02/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Baltic Energy Corporation                        05/02/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Power Construction Company - Bolivian      05/02/2005      Abandoned
Branch
------------------------------------------------ --------------- -----------------------------------
Caribbean Basin Power Fund, Ltd.                 05/03/2005      Sold
------------------------------------------------ --------------- -----------------------------------
Elektrana Jertovec 2 d.o.o.                      05/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Elektrana Jertovec d.o.o.                        05/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Honduras Power Partners, S. de R.L. de C.V.      05/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Metropolis Gas Company Private Limited           05/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
NETCO Canada Corp.                               05/03/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Zond Cayman Corporation                          05/04/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
ENA CLO I Holding Company II, L.P.               05/04/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Bahamas LNG Ltd.                           05/05/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Zond International Sales Corporation             05/05/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Capital LLC                                05/06/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Energy Services Canada Corp.               05/07/2004      Struck from the Register
------------------------------------------------ --------------- -----------------------------------
Enron Latvia Development Ltd.                    05/11/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Latvia Holdings                            05/11/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Latvia Investments                         05/11/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------


                                        2



------------------------------------------------ --------------- -----------------------------------
Enron Metals & Commodity Limited (Chile) Ltda.   05/12/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Wind EXPAT LLC                             05/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Zond Iowa Development LLC                        05/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron International (Philippines) Ltd.           05/16/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Philippines Holdings Ltd.    05/23/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Philippines Investments      05/23/2005      Dissolved (to be Struck from
Ltd.                                                             Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
LFT Power II, LLC                                05/23/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
DealBench L.L.C.                                 05/23/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
ACCROSERV SRL - Venezuelan Branch                05/23/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Equipment Installation Company -           05/23/2005      Abandoned
Venezuelan Branch
------------------------------------------------ --------------- -----------------------------------
Enron Metals & Commodity Co (SA) (Pty) Limited   05/23/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Power Construction Company - Venezuelan    05/23/2005      Abandoned
Branch
------------------------------------------------ --------------- -----------------------------------
Enron Venezuela Ltd. - Venezuelan Branch         05/23/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Metals Belgium BVBA                        05/24/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Nigeria Constructors Limited               05/24/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
OEC Nigeria Limited                              05/24/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Sagebrush Partner Twenty, LLC                    05/26/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Eoloelectrica Zond de Honduras, S.A. de C.V.     05/31/2005      Sold
------------------------------------------------ --------------- -----------------------------------
Honduras Power, S.A. de C.V.                     05/31/2005      Sold
------------------------------------------------ --------------- -----------------------------------
Enron International PAL India Ltd.               06/01/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Rio Energia Holdings Ltd.                        06/01/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Rio Energia Investments Ltd.                     06/01/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Bangladesh Power Holding     06/01/2005      Dissolved (to be Struck from
Co. Ltd.                                                         Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International China CP Ltd.                06/01/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Power Barge Ltd.             06/01/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Hainan Funding Ltd.                              06/01/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Hydrocarbons Marketing Corp.               06/02/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Ecogas Corporation                               06/07/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Panhandle Gas Company                            06/08/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Industrial Natural Gas Company             06/08/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Corp. Political Action Committee, Inc.     06/08/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------


                                        3



------------------------------------------------ --------------- -----------------------------------
EGEP China Inc.                                  06/10/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
EI Puerto Rico Operations Inc.                   06/10/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
LNG Power III, LLC                               06/10/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Argentina Development Ltd.                 06/13/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Thailand NSM Ltd.            06/13/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
CORDEX Americas 1997, L.L.C.                     06/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Onshore Procurement Company                06/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Advisory Services, Inc.                    06/13/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Colombia Marketing Holdings Ltd.           06/14/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Gaza Operations Ltd.                       06/14/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Zond Power Partners of Honduras LLC              06/14/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Dominicana LNG de Luxemburgo S.a.r.l.      06/14/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron International Bolivia Investments Ltd.     06/15/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Zond Honduras LLC                                06/15/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Avici Systems Inc.                               06/16/2005      Ownership interests divested
------------------------------------------------ --------------- -----------------------------------
Citadel Corporation Limited                      06/21/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Caribbean Finance Ltd.                     06/21/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron International Ennore Ltd.                  06/21/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Southern Cone Gas Ltd.                           06/21/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
Enron Communications India I, Ltd.               06/21/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Acadian Exploration LLC                          06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Acadian Management LLC                           06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Solar Energy, LLC                          06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Wind Lake Benton II LLC                    06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Victory Garden LLC                               06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
EES Property Services, Inc.                      06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
TCTJB XII, Inc.                                  06/21/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Energy Services International Leasing,     06/21/2005      Dissolved
Inc.
------------------------------------------------ --------------- -----------------------------------
ECT Colombia Pipeline Holdings I Ltd.            06/23/2005      Dissolved (to be Struck from
                                                                 Register on 9/30/2005)
------------------------------------------------ --------------- -----------------------------------
JSB Asset, L.L.C.                                06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------


                                        4



------------------------------------------------ --------------- -----------------------------------
TCTJB VII, Inc.                                  06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
BT Exploration LLC                               06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron CASH Company No. 2                         06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Caribbean Basin Finance LLC                06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
East Sour Lake Exploration & Production L.P.     06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
East Sour Lake, LLC                              06/24/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Nigeria Barge Holding Ltd.                 06/27/2005      Dissolved (to be Struck from
                                                                 Register on 12/31/2005)
------------------------------------------------ --------------- -----------------------------------
Enron LNG (BVI) Marketing Ltd.                   06/27/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Romania S.R.L.                             06/27/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
EnronEnergo - Closed Joint Stock Company         06/27/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron California Municipal Services, Inc.        06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Oregon Services, Inc.                      06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Administrative Services Corp.              06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
EGEP Services Inc.                               06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Lawhill Capital Corp.                      06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Equipment Installation Company             06/29/2005      Dissolved
------------------------------------------------ --------------- -----------------------------------
Enron Broadband Services Canada Inc.             06/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Broadband Services Japan K.K.              06/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Broadband Services Network Y.K.            06/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Enron Power Construction Company - Spanish       06/29/2005      Abandoned
Branch
------------------------------------------------ --------------- -----------------------------------
Superior Construction Company - Spanish Branch   06/29/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
Brazil Energy Investments Ltd.                   06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
ECT Cayman Reserve 9 Ltd.                        06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Brazil Power Investments XII Ltd.          06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Colombia Power Marketing Holding Ltd.      06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron do Brazil Investments Ltd.                 06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Caribbean Holdings Ltd.                    06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Southern Africa Development Ltd.           06/30/2005      Dissolved and Struck from Register
------------------------------------------------ --------------- -----------------------------------
Enron Proje Yonetimi Limited Sirketi             06/30/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------
En-Sonar Haripur Power Limited                   06/30/2005      Abandoned
------------------------------------------------ --------------- -----------------------------------

Mutual/data/lists/U5A changes explained  - 4/1/2005-6/30/2005


                                        5